                                                                    EXHIBIT 4.2
===============================================================================
===============================================================================
                         REGISTRATION RIGHTS AGREEMENT




                            Dated as of May 26, 1998




                                     among





                                COX RADIO, INC.

                                   WSB, INC.

                                   WHIO, INC.



                                      and




                     NATIONSBANC MONTGOMERY SECURITIES LLC

                             CHASE SECURITIES INC.

                          J.P. MORGAN SECURITIES INC.




-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT



                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 26, 1998 among COX RADIO, INC., a Delaware corporation (the "Company"), WSB, INC., a Delaware corporation ("WSB"), WHIO, INC., a Delaware corporation ("WHIO", and together with WSB, the "Initial Guarantors"), the subsidiaries of the Company made a party hereto (together with the Initial Guarantors, the "Guarantors") and NATIONSBANC MONTGOMERY SECURITIES LLC, CHASE SECURITIES INC. and J.P. MORGAN SECURITIES INC. (collectively, the "Initial Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement dated May 26, 1998 (the "Purchase Agreement"), among the Company, as issuer of the 6.250% Notes due 2003 (the "2003" Notes) and the 6.375% Notes due 2005 (the "2005" Notes) (collectively, the "Senior Notes"), and the Initial Guarantors, as issuers of the Note Guarantees in respect of the Notes (the "Senior Guarantees") and the Initial Purchasers). The Senior Notes and the Senior Guarantees are collectively referred to as the "Securities". In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Initial Guarantors have agreed, and the company has agreed to cause all Guarantors who are not Initial Guarantors, to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:



         "Advice" shall have the meaning set forth in the last paragraph of
Section 3 hereof.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Applicable Period" shall have the meaning set forth in Section 3(u) hereof.

         "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

         "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

         "Company" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

         "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Trust; provided, however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

         "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Offer" shall mean the offer by the Company and the Guarantors to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like amount of Exchange Securities pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

         "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

         "Exchange Securities" shall mean (i) with respect to the 2003 Notes, the 6.250% Notes due 2003 and the 2005 Notes, the 6.375% Notes due 2005 (collectively, the "Exchange Notes") containing terms substantially identical to the 2003 Notes and 2005 Notes, as the case may be (except that they will not contain terms with respect to the transfer restrictions under the Securities Act and will not provide for any Liquidated Damages thereon) and (ii) with respect to the Senior Guarantees, each Notes Guarantee of the Guarantors guarantee in respect of the Exchange Notes (the "Exchange Guarantee") containing terms substantially identical to the Senior Guarantees.

         "Guarantors" shall have the meaning set forth in the preamble to this Agreement and also includes a Guarantor's successors and permitted assigns; provided, however, that the foregoing defined term shall not apply to any party who is no longer required to be a guarantor of Notes under the Indenture.

         "Holder" shall mean each of the Initial Purchasers, for so long as it owns any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

         "Indenture" shall mean the Indenture relating to the Senior Notes and the Exchange Notes, dated as of the Closing Time, between the Company, the Guarantors and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Guarantors" shall have the meaning set forth in the preamble to this Agreement and also includes an Initial Guarantor's successors and permitted assigns; provided, however, that the foregoing defined term shall not apply to any party who is no longer required to a guarantor of Notes under the Indenture .

         "Initial Purchasers" shall have the meaning set forth in the preamble to this Agreement.

         "Inspectors" shall have the meaning set forth in Section 3(o) hereof.

         "Issue Date" shall mean May 26, 1998, the date of original issuance of the Securities.

         "Liquidated Damages" shall have the meaning set forth in Section 2(e) hereof.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Notes.

         "Notes" shall collectively mean the Senior Notes and the Exchange
Notes.

         "Participating Broker-Dealer" shall have the meaning set forth in
Section 3(u) hereof.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability corporation, or a government or agency or political subdivision thereof.

         "Private Exchange" shall have the meaning set forth in Section 2(a) hereof.

         "Private Exchange Notes" shall have the meaning set forth in Section 2(a) hereof.

         "Private Exchange Securities" shall have the meaning set forth in
Section 2(a) hereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all documents incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Records" shall have the meaning set forth in Section 3(o) hereof.

         "Registrable Securities" shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, that Securities or Private Exchange Securities, as the case may be, shall cease to be Registrable Securities when (i) a Registration Statement with respect to such

Securities or Private Exchange Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act and such Securities or Private Exchange Securities, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Securities or Private Exchange Securities, as the case may be, shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or are eligible to be sold without restriction as contemplated by Rule 144(k), (iii) such Securities or Private Exchange Securities, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Securities, such Securities shall have been exchanged for Exchange Securities upon consummation of the Exchange Offer and are thereafter freely tradeable by the holder thereof (other than an Affiliate of the Company or any Guarantor).

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and the Guarantors and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to the performance of and compliance with this Agreement, (vi) the reasonable fees and expenses of the Trustees and their counsel and any custodian, and (vii) the fees and expenses of any special experts retained by the Company in connection with any Registration Statement; provided, however, that notwithstanding the foregoing, the Company and the Guarantors shall not be responsible for underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         "Registration Statement" shall mean any registration statement of the Company and the Guarantors which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including posteffective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

         "Rule 144(k) Period" shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities" shall have the meaning set forth in the preamble to this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

         "Shelf Registration Event" shall have the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Event Date" shall have the meaning set forth in
Section 2(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of
Section 2(b) hereof which covers all of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

         "TIA" shall have the meaning set forth in Section 3(l) hereof.

         "Trustee" shall mean any and all trustees under the Indenture.

2.       Registration Under the Securities Act.



         a. Exchange Offer. Except as set forth in Section 2(b) below, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, for the benefit of the Holders, at the cost of the Company and the Guarantors, use their best efforts to (i) cause an Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, and (ii) keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Promptly after the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of Exchange Notes, together with the Exchange Guarantee, as applicable (provided that such Holder
                  (i) is not an Affiliate of the Company or any Guarantor, (ii) is not a broker-dealer tendering Registrable Securities acquired directly from the Company or any Guarantor, (iii) acquires the Exchange Securities in the ordinary course of such Holder's business and (iv) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities), to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.



                  In connection with the Exchange Offer, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to,

                  i. mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
                  ii. keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");
                  iii. utilize the services of the Depositary for the Exchange Offer with respect to the Senior Notes represented by global certificates;
                  iv. permit Holders to withdraw tendered Senior Notes at any time prior to the close of business, New York City time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice to Holders, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Senior Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Senior Notes exchanged;
                  v. notify each Holder that any Senior Note not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating BrokerDealers as provided herein); and
                  vi. otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  If any Initial Purchaser determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Senior Notes constituting any portion of an unsold allotment in the initial placement, as soon as practicable upon receipt by the Company of a written request from such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Senior Notes held by such Initial Purchaser a like principal amount of Exchange Notes (the "Private Exchange Notes"), and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, execute an Exchange Guarantee in respect of the Exchange Notes, in each case with terms that are identical (except that such securities may bear a customary legend with respect to restrictions on transfer pursuant to the Securities Act) to the Exchange Securities (the "Private Exchange Securities"), it being understood that the Exchange Notes, the Private Exchange Notes and the Senior Notes will vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Notes shall be of the same series as the Exchange Notes and the Company will seek to cause the CUSIP Service Bureau to issue the same CUSIP numbers for the Private Exchange Notes as for the Exchange Notes issued pursuant to the Exchange Offer.

                  As soon as practicable after the close of the Exchange Offer and, if applicable, the Private Exchange, the Company and the Guarantors, as applicable, shall:

                  vii. accept for exchange all Senior Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;
                  viii. deliver, or cause to be delivered, to the Trustee for cancellation all Senior Notes or portions thereof so accepted for exchange by the Company; and
                  ix. (A) issue, and cause the Trustee to promptly authenticate and deliver to each Holder, new Exchange Notes or Private Exchange Notes, as applicable, equal in principal amount to the principal amount of Senior Notes surrendered by such Holder, or (B) will execute an Exchange Guarantee in respect of the Exchange Notes.

                  Interest on each Exchange Note and Private Exchange Note issued pursuant to the Exchange Offer and in the Private Exchange will accrue from the last date on which interest was paid on the Senior Note surrendered in exchange therefor or, if no interest has been paid on such Senior Note, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, use their best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions other than the conditions referred to in Section 2(b)(i) and (ii) below and those conditions that are customary in similar exchange offers. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder of Senior Notes, representations that (i) it is not an Affiliate of the Company or any Guarantor, (ii) it is not a broker-dealer tendering Registrable Securities acquired directly from the Company or any Guarantor,
(iii) the Exchange Securities to be received by it were acquired in the ordinary course of its business and (iv) at the time of the Exchange Offer, it has no arrangements or understandings with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. The Company shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders in order to facilitate the tender of Registrable Securities in the Exchange Offer.

Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Notes and Exchange Notes held by Participating

BrokerDealers, and the Company and the Guarantors shall have no further obligation to register the Registrable Securities (other than Private Exchange Notes) held by any Holder pursuant to Section 2(b) of this Agreement.

       b. Shelf Registration. In the event that (i) the Company reasonably determines, after conferring with counsel, that the Exchange Offer Registration provided in Section 2(a) above is not available under applicable law and regulations and currently prevailing interpretations of the staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date or (iii) upon the request of an Initial Purchaser with respect to any Registrable Securities held by it, if such Initial Purchaser is not permitted, in the reasonable opinion of Brown & Wood LLP, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws (any of the events specified in (i), (ii) or (iii) being a "Shelf Registration Event", and the date of occurrence thereof, the "Shelf Registration Event Date"), then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), as the case may be, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, at the cost of the Company and the Guarantors, use their best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in any event, within 45 days after such Shelf Registration Event Date (provided that in no event shall such filing date be required to be earlier than 90 days after the Issue Date), a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use their best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                  The Company and the Initial Guarantors agree, and the Company shall cause each Guarantor other than the Initial Guarantors to agree, to use their best efforts to keep the Shelf Registration Statement continuously effective and the Prospectus included therein usable for resales for (a) the Rule 144(k) Period in the case of a Shelf Registration Statement filed pursuant to Section 2(b)(i) or (ii) or (b) one year in the case of a Shelf Registration Statement filed pursuant to Section 2(b)(iii) (subject in each case to extension pursuant to the last paragraph of

Section 3 hereof), or for such shorter period which will terminate when all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"). The Company and the Guarantors shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and take certain other actions as are required to permit certain unrestricted resales of the Registrable Securities. The Company and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement and the Prospectus, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

         c. Expenses. The Company, as issuer of the Senior Notes, shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to Section 2(a) and/or 2(b) hereof. Each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.
         d. Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement or Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company and the Guarantors will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either of them voluntarily takes any action that would result in any such Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period, unless such action is required by applicable law.
         e.       Liquidated Damages.  In the event that:
                           (1) a Shelf Registration Statement is not filed with the SEC on or prior to the 45th day after the Shelf Registration Event Date in respect of a Shelf Registration Event (provided that in no event shall such filing date be required to be earlier than 90 days after the Issue Date), then commencing on the day after the applicable required filing date, liquidated damages ("Liquidated Damages") shall accrue on the principal amount of the Senior Notes at a rate of 0.25% per annum; or
                           (2) neither the Exchange Offer Registration Statement is declared effective by the SEC on or prior to the 180th day after the Issue Date nor a Shelf Registration Statement is declared effective by the SEC on or prior to the later of (A) the 40th day after the date such Shelf Registration Statement was required to be filed and (B) the 180th day after the Issue Date, in respect of a Shelf Registration Event, then, commencing on the day after the applicable required effectiveness date, Liquidated Damages shall accrue on the principal amount of the Senior Notes at a rate of 0.25% per annum;
                           (3) (A) the Company has not exchanged Exchange Notes for all Senior Notes, validly tendered, or any Guarantor has failed to execute an Exchange Guarantee in respect of the Exchange Notes, in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement in respect of Shelf Registration Event has been declared effective and such Shelf Registration Statement ceases to be effective or the Prospectus included therein usable for resales (whether as a result of an event contemplated by Section 3(e) or otherwise) at any time prior to the expiration of the Rule 144(k) Period (other than after such time as all Securities have been disposed of thereunder or otherwise cease to be Registered Securities), then Liquidated Damages shall accrue on the principal amount of Senior Notes at a rate of 0.25% per annum commencing on (x) the 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective or the Prospectus included therein usable for resales, in the case of
                                    (B) above;
provided, however, that the Liquidated Damages rate on the Senior Notes may not exceed in the aggregate 0.25% per annum; provided, further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), or (3) upon the exchange of Exchange Notes for all Senior Notes validly tendered and execution of the Exchange Guarantees (in the case of clause (iii)(A) above), or at such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of clause (iii)(B) above), Liquidated Damages on the principal amount of the Senior Notes as a result of such clause (or the relevant subclause thereof) shall cease to accrue.

                  Any amounts of Liquidated Damages due pursuant to Section 2(e)(i), (ii) or (iii)
above will be payable in cash on the next succeeding May 15 or November 15 as the case may be, to Holders on the relevant record dates for the payment of interest pursuant to the Indenture.

         f. Specific Enforcement. Without limiting the remedies available to the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the obligations of the Company and the Guarantors under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than Initial Guarantors to, use their best efforts (unless otherwise stated below) to:
                            (a)     prepare and file with the SEC a
                                    Registration Statement or Registration
                                    Statements as prescribed by Sections 2(a)
                                    and 2(b) hereof within the relevant time
                                    period specified in Section 2 hereof on the
                                    appropriate form under the Securities Act,
                                    which form (i) shall be selected by the
                                    Company, (ii) shall, in the case of a Shelf
                                    Registration, be available for the sale of
                                    the Registrable Securities by the selling
                                    Holders thereof and, in the case of an
                                    Exchange Offer, be available for the
                                    exchange of Registrable Securities, and
                                    (iii) shall comply as to form in all
                                    material respects with the requirements of
                                    the applicable form and include all
                                    financial statements required by the SEC to
                                    be filed therewith; and use their best
                                    efforts to cause such Registration
                                    Statement to become effective and remain
                                    effective (and, in the case of the
                                    Prospectus included in a Shelf Registration
                                    Statement, usable for resales) in
                                    accordance with Section 2 hereof; provided,
                                    however, that if (1) such filing is
                                    pursuant to Section 2(b), or (2) a
                                    Prospectus contained in an Exchange Offer
                                    Registration Statement filed pursuant to
                                    Section 2(a) is required to be delivered
                                    under the Securities Act by any
                                    Participating BrokerDealer who seeks to
                                    sell Exchange Securities, before filing any
                                    Registration Statement or Prospectus or any
                                    amendments or supplements thereto, the
                                    Company and the Initial Guarantors shall,
                                    and the Company shall cause each Guarantor
                                    other than the Initial Guarantors to,
                                    furnish to and afford the Holders of the
                                    Registrable Securities and each such
                                    Participating BrokerDealer, as the case may
                                    be,
                                    covered by such Registration Statement,
                                    their counsel and the managing
                                    underwriters, if any, a reasonable
                                    opportunity to review copies of all such
                                    documents (including copies of any
                                    documents to be incorporated by reference
                                    therein and all exhibits thereto) proposed
                                    to be filed. Neither, the Company nor any
                                    Guarantor shall file any Registration
                                    Statement or Prospectus or any amendments
                                    or supplements thereto ("Filing") in
                                    respect of which the Holders must be
                                    afforded an opportunity to review prior to
                                    the filing of such document if the Majority
                                    Holders or such Participating BrokerDealer,
                                    as the case may be, their counsel or the
                                    managing underwriters, if any, shall
                                    reasonably object in a timely manner,
                                    unless such filing, in the opinion of the
                                    Company's or Guarantors' counsel, is
                                    required under the Securities Act or
                                    Exchange Act or the SEC's interpretation
                                    thereto;
                           (b)      prepare and file with the SEC such
                                    amendments and post-effective amendments to
                                    each Registration Statement as may be
                                    necessary to keep such Registration
                                    Statement effective for the Effectiveness
                                    Period or the Applicable Period, as the
                                    case may be; and cause each Prospectus to
                                    be supplemented, if so determined by the
                                    Company or requested by the SEC, by any
                                    required prospectus supplement and as so
                                    supplemented to be filed pursuant to Rule
                                    424 (or any similar provision then in
                                    force) under the Securities Act, and comply
                                    with the provisions of the Securities Act,
                                    the Exchange Act and the rules and
                                    regulations promulgated thereunder
                                    applicable to it with respect to the
                                    disposition of all securities covered by
                                    each Registration Statement during the
                                    Effectiveness Period or the Applicable
                                    Period, as the case may be, in accordance
                                    with the intended method or methods of
                                    distribution by the selling Holders thereof
                                    described in this Agreement (including
                                    sales by any Participating BrokerDealer);
                           (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each
                                    preliminary Prospectus, and any amendment
                                    or supplement thereto, and such other
                                    documents as such Holder or underwriter may
                                    reasonably request, in order to facilitate
                                    the public sale or other disposition of the
                                    Registrable Securities; and (iii) consent
                                    to the use of the Prospectus or any
                                    amendment or supplement thereto by each of
                                    the selling Holders of Registrable
                                    Securities included in the Shelf
                                    Registration Statement in connection with
                                    the offering and sale of the Registrable
                                    Securities covered by the Prospectus or any
                                    amendment or supplement thereto;
                           (d) in the case of a Shelf Registration, register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;
                         (e)        (1) in the case of a Shelf Registration or
                                    (2) if Participating BrokerDealers from
                                    whom the Company has received prior written
                                    notice that they will be utilizing the
                                    Prospectus contained in the Exchange Offer
                                    Registration Statement as provided in
                                    Section 3(u) hereof, are seeking to sell
                                    Exchange Securities and are required to
                                    deliver Prospectuses, promptly notify each
                                    Holder of Registrable Securities, or such
                                    Participating BrokerDealers, as the case
                                    may be, their counsel and the managing
                                    underwriters, if any, and promptly confirm
                                    such notice in writing (i) when a
                                    Registration Statement has become effective
                                    and when any post-effective amendments
                                    thereto become effective, (ii) of any
                                    request by the SEC or any state securities
                                    authority for amendments and supplements to
                                    a Registration Statement
                                    or Prospectus or for additional information
                                    after the Registration Statement has become
                                    effective, (iii) of the issuance by the SEC
                                    or any state securities authority of any
                                    stop order suspending the effectiveness of
                                    a Registration Statement or the
                                    qualification of the Registrable Securities
                                    or the Exchange Securities to be offered or
                                    sold by any Participating Broker-Dealer in
                                    any jurisdiction described in paragraph
                                    3(d) hereof or the initiation of any
                                    proceedings for that purpose, (iv) in the
                                    case of a Shelf Registration, if, between
                                    the effective date of a Registration
                                    Statement and the closing of any sale of
                                    Registrable Securities covered thereby, the
                                    representations and warranties of the
                                    Company and the Guarantors contained in any
                                    purchase agreement, securities sales
                                    agreement or other similar agreement cease
                                    to be true and correct in all material
                                    respects, (v) of the happening of any event
                                    or the failure of any event to occur or the
                                    discovery of any facts, during the
                                    Effectiveness Period, which makes any
                                    statement made in such Registration
                                    Statement or the related Prospectus untrue
                                    in any material respect or which causes
                                    such Registration Statement or Prospectus
                                    to omit to state a material fact necessary
                                    in order to make the statements therein, in
                                    the light of the circumstances under which
                                    they were made, not misleading, and (vi) of
                                    the reasonable determination of the Company
                                    that a posteffective amendment to the
                                    Registration Statement would be
                                    appropriate;
                         (f) commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;
                         (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any posteffective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
                         (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable
                                    Securities to be sold and not bearing any
                                    restrictive legends and in such
                                    denominations (consistent with the
                                    provisions of the Indenture) and registered
                                    in such names as the selling Holders or the
                                    underwriters may reasonably request at
                                    least two Business Days prior to the
                                    closing of any sale of Registrable
                                    Securities pursuant to
                                    such Shelf Registration Statement;
                         (i) in the case of a Shelf Registration or an Exchange Offer Registration, promptly after the occurrence of any event specified in
                                    Section 3(e)(ii), 3(e)(iii), 3(e)(v) or
                                    3(e)(vi) hereof, prepare a supplement or
                                    post-effective amendment to such
                                    Registration Statement or the related
                                    Prospectus or any document incorporated
                                    therein by reference or file any other
                                    required document so that, as thereafter
                                    delivered to the purchasers of the
                                    Registrable Securities, such Prospectus
                                    will not include any untrue statement of a
                                    material fact or omit to state a material
                                    fact necessary to make the statements
                                    therein, in the light of the circumstances
                                    under which they were made, not misleading;
                                    and to notify each Holder to suspend use of
                                    the Prospectus as promptly as practicable
                                    after the occurrence of such an event, and
                                    each Holder hereby agrees to suspend use of
                                    the Prospectus until the Company has
                                    amended or supplemented the Prospectus to
                                    correct such misstatement or omission;
                         (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders; and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchaser on behalf of such Holders available for discussion of such document;
                         (k) obtain a CUSIP number for all Exchange Notes and the Senior Notes not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Notes or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;
                         (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;
                         (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions in connection therewith as are reasonably requested by the Holders of at least 25% in aggregate principal amount of the Registrable Securities in order to expedite or facilitate the registration or the disposition or the Registrable Securities;
                         (n) in the case of a Shelf Registration, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) an Initial Purchaser, in the case where such Initial Purchaser holds Securities acquired by it as part of its initial placement and
                                    (y) Holders of at least 25% in aggregate
                                    principal amount of the Registrable
                                    Securities covered thereby: (i) make such
                                    representations and warranties to Holders
                                    of such Registrable Securities and the
                                    underwriters (if any), with respect to the
                                    business of the Company and the
                                    subsidiaries of the Company as then
                                    conducted and the Registration Statement,
                                    Prospectus and documents, if any,
                                    incorporated or deemed to be incorporated
                                    by reference therein, in each case, as are
                                    customarily made by issuers to underwriters
                                    in underwritten offerings, and confirm the
                                    same if and when requested; (ii) obtain
                                    opinions of counsel to the Company and the
                                    Guarantors and updates thereof (which may
                                    be in the form of a reliance letter) in
                                    form and substance reasonably satisfactory
                                    to the managing underwriters (if any) and
                                    the Holders of a majority in amount of the
                                    Registrable Securities being sold,
                                    addressed to each selling Holder and the
                                    underwriters (if any) covering the matters
                                    customarily covered in opinions requested
                                    in underwritten offerings and such other
                                    matters as may be reasonably requested by
                                    such underwriters (it being agreed that the
                                    matters to be covered by such opinion may
                                    be subject to customary qualifications and
                                    exceptions); (iii) obtain "cold comfort"
                                    letters and updates thereof in form and
                                    substance reasonably satisfactory to the
                                    managing underwriters from the independent
                                    certified public accountants of the Company
                                    and the Guarantors (and, if necessary, any
                                    other independent certified public
                                    accountants of any business acquired by the
                                    Company and the Guarantors for which
                                    financial statements and financial data
                                    are, or are required to be, included in the
                                    Registration Statement), addressed to
                                    each of the underwriters, such letters to
                                    be in customary form and covering matters
                                    of the type customarily covered in "cold
                                    comfort" letters in connection with
                                    underwritten offerings and such other
                                    matters as reasonably requested by such
                                    underwriters in accordance with Statement
                                    on Auditing Standards No. 72; and (iv) if
                                    an underwriting agreement is entered into,
                                    the same shall contain indemnification
                                    provisions and procedures no less favorable
                                    than those set forth in Section 4 hereof
                                    (or such other provisions and procedures
                                    acceptable to Holders of a majority in
                                    aggregate principal amount of Registrable
                                    Securities covered by such Registration
                                    Statement and the managing underwriters)
                                    customary for such agreements with respect
                                    to all parties to be indemnified pursuant
                                    to said Section (including, without
                                    limitation, such underwriters and selling
                                    Holders); and in the case of an
                                    underwritten registration, the above
                                    requirements shall be satisfied at each
                                    closing under the related underwriting
                                    agreement or as and to the extent required
                                    thereunder;
                         (o) if (1) a Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to
                                    Section 2(a) is required to be delivered
                                    under the Securities Act by any
                                    Participating BrokerDealer who seeks to
                                    sell Exchange Notes during the Applicable
                                    Period, make reasonably available for
                                    inspection by any selling Holder or
                                    Registrable Securities or Participating
                                    BrokerDealer, as applicable, who certifies
                                    to the Company that it has a current
                                    intention to sell Registrable Securities
                                    pursuant to the Shelf Registration, any
                                    underwriter participating in any such
                                    disposition of Registrable Securities, if
                                    any, and any attorney, accountant or other
                                    agent retained by any such selling Holder,
                                    Participating BrokerDealer, as the case may
                                    be, or underwriter (collectively, the
                                    "Inspectors"), at the offices where
                                    normally kept, during the Company's normal
                                    business hours, all financial and other
                                    records, pertinent corporate documents and
                                    properties of the Company and its
                                    subsidiaries (collectively, the "Records")
                                    as shall be reasonably necessary to enable
                                    them to exercise any applicable due
                                    diligence responsibilities, and cause the
                                    officers, directors and employees of the
                                    Company and its subsidiaries to supply all
                                    relevant information in each case
                                    reasonably requested by any such Inspector
                                    in connection with such Registration
                                    Statement; records and information which
                                    the Company determines, in good faith, to
                                    be
                                    confidential and any Records and
                                    information which it notifies the
                                    Inspectors are confidential shall not be
                                    disclosed to any Inspector except where
                                    (i) the disclosure of such Records or
                                    information is necessary to avoid or
                                    correct a material misstatement or omission
                                    in such Registration Statement, (ii) the
                                    release of such Records or information is
                                    ordered pursuant to a subpoena or other
                                    order from a court of competent
                                    jurisdiction or is necessary in connection
                                    with any action, suit or proceeding or
                                    (iii) such Records or information
                                    previously has been made generally
                                    available to the public; each selling
                                    Holder of such Registrable Securities and
                                    each such Participating BrokerDealer will
                                    be required to agree in writing that
                                    Records and information obtained by it as a
                                    result of such inspections shall be deemed
                                    confidential and shall not be used by it as
                                    the basis for any market transactions in
                                    the securities of the Company or the
                                    Guarantors unless and until such is made
                                    generally available to the public through
                                    no fault of an Inspector or a selling
                                    Holder; and each selling Holder of such
                                    Registrable Securities and each such
                                    Participating BrokerDealer will be required
                                    to further agree in writing that it will,
                                    upon learning that disclosure of such
                                    Records or information is sought in a court
                                    of competent jurisdiction, or in connection
                                    with any action, suit or proceeding, give
                                    notice to the Company and allow the Company
                                    at its expense to undertake appropriate
                                    action to prevent disclosure of the Records
                                    and information deemed confidential;
                         (p) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year)
                                    (i) commencing at the end of any fiscal
                                    quarter in which Registrable Securities are
                                    sold to underwriters in a firm commitment
                                    or best efforts underwritten offering and
                                    (ii) if not sold to underwriters in such an
                                    offering, commencing on the first day of
                                    the first fiscal quarter of the Company
                                    after the effective date of a Registration
                                    Statement, which statements shall cover
                                    said 12-month periods, provided that the
                                    obligations under this paragraph (p) shall
                                    be satisfied by the timely filing of
                                    quarterly and annual reports on Forms 10-Q
                                    and 10-K under the Exchange Act;
                          (q) upon consummation of an Exchange Offer or a Private Exchange, if requested by the Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, substantially to the effect that
                                    (i) each of the Company and each Guarantor,
                                    as applicable, has duly authorized,
                                    executed and delivered the Exchange
                                    Securities and Private Exchange Securities,
                                    and (ii) each of the Exchange Securities or
                                    the Private Exchange Securities, as the
                                    case may be, constitutes a legal, valid and
                                    binding obligation of the Company or a
                                    Guarantor, as the case may be, enforceable
                                    against such party, in accordance with its
                                    respective terms;
                          (r) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company), in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company or the Guarantors, as applicable, shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; it being understood that in no event shall such Registrable Securities be marked as paid or otherwise satisfied;
                          (s) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;
                          (t) take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;
                          (u)       (A) the case of the Exchange Offer
                                    Registration Statement (i) include in the
                                    Exchange Offer Registration Statement a
                                    section entitled "Plan of Distribution,"
                                    which section shall be reasonably
                                    acceptable to the Initial Purchaser or
                                    another representative of the Participating
                                    BrokerDealers, and which shall contain a
                                    summary statement of the positions taken or
                                    policies made by the staff of the SEC with
                                    respect to the potential "underwriter"
                                    status of any brokerdealer
                                    that holds Registrable Securities acquired
                                    for its own account as a result of
                                    market-making activities or other trading
                                    activities (a "Participating BrokerDealer")
                                    and that will be the beneficial owner (as
                                    defined in Rule 13d-3 under the Exchange
                                    Act) of Exchange Securities to be received
                                    by such broker-dealer in the Exchange
                                    Offer, whether such positions or policies
                                    have been publicly disseminated by the
                                    staff of the SEC or such positions or
                                    policies, in the reasonable judgment of the
                                    Initial Purchasers or such other
                                    representative, represent the prevailing
                                    views of the staff of the SEC, including a
                                    statement that any such broker-dealer who
                                    receives Exchange Securities for
                                    Registrable Securities pursuant to the
                                    Exchange Offer may be deemed a statutory
                                    underwriter and must deliver a prospectus
                                    meeting the requirements of the Securities
                                    Act in connection with any resale of such
                                    Exchange Securities, (ii) furnish to each
                                    Participating Broker-Dealer who has
                                    delivered to the Company the notice
                                    referred to in Section 3(e), without
                                    charge, as many copies of each Prospectus
                                    included in the Exchange Offer Registration
                                    Statement, including any preliminary
                                    Prospectus, and any amendment or supplement
                                    thereto, as such Participating
                                    Broker-Dealer may reasonably request (each
                                    of the Company and the Initial Guarantors
                                    hereby consents, and each Guarantor other
                                    than the Initial Guarantors shall be deemed
                                    to consent, to the use of the Prospectus
                                    forming part of the Exchange Offer
                                    Registration Statement or any amendment or
                                    supplement thereto by any Person subject to
                                    the prospectus delivery requirements of the
                                    Securities Act, including all Participating
                                    BrokerDealers, in connection with the sale
                                    or transfer of the Exchange Securities
                                    covered by the Prospectus or any amendment
                                    or supplement thereto), (iii)       use
                                    their best efforts to keep the Exchange
                                    Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:
                  "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                                    (i)      in the case of any Exchange Offer
                                             Registration Statement, the
                                             Company and the Initial Guarantors
                                             agree to, and the Company shall
                                             cause each Guarantor other than
                                             the Initial Guarantors to, deliver
                                             to the Initial Purchasers or to
                                             another representative of the
                                             Participating BrokerDealers, if
                                             requested by an Initial Purchaser
                                             or such other representative of
                                             Participating Broker-Dealers, on
                                             behalf of the Participating
                                             BrokerDealers upon consummation of
                                             the Exchange Offer (i) an opinion
                                             of counsel in form and substance
                                             reasonably satisfactory to the
                                             Initial Purchasers or such other
                                             representative of the
                                             Participating Broker-Dealers,
                                             covering the matters customarily
                                             covered in opinions requested in
                                             connection with Exchange Offer
                                             Registration Statements and such
                                             other matters as may be reasonably
                                             requested, (ii) an officers'
                                             certificate containing
                                             certifications substantially
                                             similar to those set forth in
                                             Section 5(c) of the Purchase
                                             Agreement and such additional
                                             certifications as are customarily
                                             delivered in a public offering of
                                             debt securities and (iii) as well
                                             as upon the effectiveness of the
                                             Exchange Offer Registration
                                             Statement, a comfort letter, in
                                             each case, in customary form if
                                             permitted by Statement on Auditing
                                             Standards No. 72.
                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The

Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

                  In the case of a Shelf Registration Statement, or if Participating BrokerDealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(u) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, use their best efforts to file and have declared effective (if an amendment) as soon as practicable after the resolution of the related matters an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement is required to be maintained effective and the Prospectus included therein usable for resales pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

4. Indemnification and Contribution. (a) In connection with any Registration Statement, the Company and the Initial Guarantors shall, and the Company shall cause each Guarantor other than the Initial Guarantors to, jointly and severally, indemnify and hold harmless the Initial Purchasers, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating BrokerDealer, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

                            1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), covering Registrable Securities or Exchange Securities, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading;
                         2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) hereof) any such settlement is effected with the prior written consent of the Company and the Guarantors; and
                         3) against any and all expenses whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by such Holder, such Participating BrokerDealer, or any underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);
provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company or any Guarantor by an Initial Purchaser or such Holder, underwriter or Participating BrokerDealer for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and, provided, further, that this indemnity shall not inure to the benefit of any Initial Purchaser or Holder to the extent that any such losses, liabilities, claims, damages or expenses result from the fact that such Initial Purchaser or Holder (or other person so indemnified) sold Senior Notes to a person to whom there was not sent or given by or on behalf of the Initial Purchasers a copy of any amended or supplemented Prospectus at or prior to the written confirmation of the sale of Senior Notes to such person if the Company shall have furnished such amendment or supplement to the Prospectus to the Initial Purchasers a reasonable amount of time in advance of the required delivery thereof and if the losses, liabilities, claims, damages or expenses result from an untrue statement or alleged untrue statement or an omission contained in the Prospectus that was corrected in such amendment or supplement to the Prospectus.

         a. The Initial Purchasers and each Holder, underwriter or Participating Broken-Dealer agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their respective directors and officers (including each officer of the Company and the Guarantors who signed the Registration Statement) and each Person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.
         b. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 4 to the extent that it is not materially prejudiced by such failure as a result thereof, and in any event shall not relieve it from liability which it may have otherwise on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) or (b) above, counsel to the indemnified parties shall be selected by such parties and, in the case of parties indemnified pursuant to Section 4(c), counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from their own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent
                  (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
         c. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
         d.       If any of the indemnity provisions set forth in this
                  Section 4 is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, the Company and the Guarantors, on the one hand, and the Holders, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by such indemnified party, as incurred, in such proportion as shall be appropriate to reflect the relative fault of the Company and Guarantors, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in any such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 4, each Affiliate of a Holder, and each director, officer and employee and Person, if any, who controls a Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Company or any Guarantor and each Person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Company or the Guarantors.
5. Participation in an Underwritten Registration. No Holder may participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and
         (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.
6. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the Securities covered by such Shelf Registration in an underwritten offering, subject to the provisions of Section 3(m) hereof. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company and the Guarantors.
7.       Miscellaneous.
         a. Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder; provided, however, that if the Company ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
         b. No Inconsistent Agreements. Neither the Company nor any Guarantor has entered into, nor will the Company or any Guarantor on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the other issued and outstanding securities of the Company or any

                  Guarantor under any such agreements.
         c. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company, the Guarantors and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, the Guarantors and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchaser, the Company and the Guarantors.
         d. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered firstclass mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company or the Guarantors by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to an Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Guarantors, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).
                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         e. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.
         f. Third Party Beneficiaries. Each Holder and any Participating Broker-Dealer shall be third party beneficiaries of the agreements made hereunder among the Initial Purchasers, the Company and the Guarantors, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.
         g.       Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate
                  counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
         h. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
         i. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF SUCH SUIT, ACTION

                  OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
         j. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
         k. Securities Held by the Company, the Guarantors or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, the Guarantors or any Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
         l. This Agreement shall terminate with respect to any Guarantor (including the Initial Guarantors) immediately upon termination of such Guarantor's Guarantee in accordance with the terms and conditions of the Indenture.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          COX RADIO, INC.


                                          By:   /s/ Richard J. Jacobson
                                                ------------------------------
                                                Name:  Richard J. Jacobson
                                                Title: Treasurer




                                          WSB, INC.


                                          By:   /s/ Andrew A. Merdek
                                                ------------------------------
                                                Name:  Andrew A. Merdek
                                                Title: Secretary




                                          WHIO, INC.


                                          By:   /s/ Andrew A. Merdek
                                                ------------------------------
                                                Name:  Andrew A. Merdek
                                                Title: Secretary





Confirmed and accepted as of
      the date first above
      written:

NATIONSBANC MONTGOMERY SECURITIES LLC
CHASE SECURITIES INC.
J.P. MORGAN SECURITIES INC.

By:      NATIONSBANC MONTGOMERY SECURITIES LLC

By:      /s/ Charles P. Drakos
         -------------------------------------
         Authorized Signatory

For itself and the other
Initial Purchasers